UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant:	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

HEICO CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** IMPORTANT RULE CHANGE - PLEASE READ***
In the past, your broker may have voted uninstructed shares on your behalf on routine proposals such as the Election of Directors. Due to NYSE and SEC rule changes, effective January 1, 2010, the Election of Directors is now considered a non-routine proposal. Because of the changes to NYSE Rule 452, brokers will no longer be able to vote your uninstructed shares on this proposal. If you do not vote your shares in the Election of Directors, they will remain unvoted.

THEREFORE, YOUR VOTE FOR THE ELECTION OF DIRECTORS IS MORE IMPORTANT NOW THAN EVER.

In addition to casting your vote by marking, signing, dating and returning the enclosed voting instruction form in the enclosed business return envelope, there are two additional easy ways to vote.

YOU ALSO CAN VOTE IN TWO CONVENIENT WAYS

VOTE BY INTERNET	VOTE BY PHONE
Visit: www.proxyvote.com

Follow these easy steps:
  Read the accompanying Proxy Statement and voting instruction form
  Go to the website www.proxyvote.com
  Have your voting instruction form in hand when you access the website
  Follow the simple instructions

Call the toll-free number provided on the voting instruction form

Follow these easy steps:
  Read the accompanying Proxy Statement and voting instruction form
  Call the toll-free number printed on the enclosed voting instruction form
  Have your voting instruction form in hand when you call the toll-free number
  Follow the simple recorded instructions:
    Press 1 to vote as the Board recommends
    Press 2 to vote each proposal individually

THERE IS NO NEED TO RETURN YOUR VOTING INSTRUCTION FORM
IF YOU ARE VOTING BY INTERNET OR TELEPHONE